                                                                    EXHIBIT 10.4

This Warrant has not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of such Act and applicable laws or an opinion of counsel reasonably satisfactory to DigitalWork.com, Inc. that such registration is not required.


                     SERIES D CONVERTIBLE PREFERRED STOCK
                               PURCHASE WARRANT

Warrant No. Attractor                             Number of Shares _____________



                             DIGITALWORK.COM, INC.

     1.   Issuance.  This Warrant is issued to Attractor Institutional LP by
          --------
DigitalWork.com, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

     2.   Exercise of Warrant to Purchase Series D Preferred Stock.  Subject to
          --------------------------------------------------------
the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date set forth on the signature page hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 230 West Monroe Street, Suite 1950, Chicago, Illinois 60606, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company that certain number of shares as determined in the formula set forth in Section 2 of that certain Warrant Purchase Agreement among the Company and the Holder, among others, dated December 2, 1999, fully paid and nonassessable shares of Series D Convertible Preferred Stock of the Company, par value $0.005 per share ("Series D Preferred Stock") at $8.36 per share (the "Purchase Price"), which price is identical to the purchase price per share of Series D Preferred Stock the Company sold to the Purchasers set forth in that certain Series D Preferred Stock Purchase Agreement among the Company and the Purchasers dated as of December 2, 1999 (the "Purchase Agreement"),.

     3.   Payment of Purchase Price.
          -------------------------

          (a) The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value thereof, as determined below.

          (b) The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice

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annexed hereto duly executed, at the office of the Company. Thereupon, the
Company shall issue to the Holder such number of fully paid and nonassessable shares of Series D Preferred Stock as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                       A

          where

          X =  the number of shares to be issued to the Holder pursuant to this
          Section 3(b).

          Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 3(b).

          A = the Fair Market Value of one share of Series D Preferred Stock at the time the net issue election is made pursuant to this Section 3(b).

          B =  the Purchase Price.

          Where "Fair Market Value" means:
                 -----------------

               (i) If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the five (5) trading days before such date, excluding any trades which are not bona fide, arm's length transactions multiplied by the number of shares of Common Stock a share of Series D Preferred would then convert into. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

               (ii) If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market for the five (5) trading days before such date, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by Holder multiplied by the number of shares of Common Stock a share of Series D Preferred would then convert into;

               (iii) If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market for the five (5) trading days before such date, the Fair Market Value of a share of Series D Preferred shall be a determined in good faith by the mutual agreement of the parties.

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     4.   Partial Exercise.  This Warrant may be exercised in part, and the
          ----------------
Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     5.   Issuance Date.  The person or persons in whose name or names any
          -------------
certificate representing shares of Series D Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     6.   Expiration Date; Automatic Exercise.  This Warrant shall expire at the
          -----------------------------------
close of business on December 2, 2004 (i.e. five years from the execution of the Purchase Agreement), and shall be void thereafter.

     7.   Reserved Shares; Valid Issuance. The Company covenants that it will at
          -------------------------------
all times from and after the date hereof take such action as is necessary to reserve and keep available such number of its authorized shares of Series D Preferred Stock and Common Stock, $0.005 par value (the "Common Stock"), free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series D Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     8.   Stock Dividends.  If after the date hereof the Company shall subdivide
          ---------------
the Series D Preferred Stock, by split-up or otherwise, or combine the Series D Preferred Stock, or issue additional shares of Series D Preferred Stock in payment of a stock dividend on the Series D Preferred Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     9.   Mergers and Reclassifications. If after the date hereof there shall be
          -----------------------------
any reclassification, capital reorganization or change of the Series D Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 8 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Series D Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Series D Preferred Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change,

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consolidation, merger, sale or conveyance (or, if there are no holders of Series
D Preferred Stock at such time, by a holder of the number of shares of Common Stock which might have been acquired by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance upon the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Series D Preferred Stock receivable upon such exercise), and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

     10.  Fractional Shares.  In no event shall any fractional share of Series D
          -----------------
Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this
Section 11, be entitled to receive a fractional share of Series D Preferred Stock, then the Company shall issue the next higher number of full shares of Series D Preferred Stock, issuing a full share with respect to such fractional share.

     11.  Notices of Record Date, Etc.  In the event of:
          ---------------------------

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

     12.  Other Warrants.  This Warrant is one of a series of warrants
          --------------
(collectively, the "Warrants") that were issued by the Company to members of the Attractor Group pursuant to the Purchase Agreement.

     13.  Warrant Register; Transfers, Etc.
          ---------------------------------

          (a) The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Series D Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as Holder is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

     14.  Registration Rights Agreement, Stockholders Agreement and Purchase
          ------------------------------------------------------------------
Agreement.  Each of the Holder and the Company covenants to execute, and become
---------
a party to, the Amended and Restated Registration Rights Agreement among the Company and the Purchasers of the Series D Preferred Stock and the Company's Series C Convertible Preferred Stock ("Series C Preferred Stock") dated December 2, 1999 (pursuant to which the holder of this Warrant will become an Investor thereunder and the shares of Series D Preferred Stock purchased pursuant to this Warrant shall be Registrable Stock and Series D Registrable Stock (each as defined therein)) and the Amended and Restated Stockholders Agreement among the Company and the Purchasers of the Series D Preferred Stock and the Series C Preferred Stock dated December 2, 1999, with respect to the shares of Series D Preferred Stock subject to this Warrant. The holder of this Warrant shall be entitled to the benefits and subject to the obligations set forth in the Purchase Agreement with respect to the shares of Series D Preferred Stock it purchases pursuant to this Warrant.

     15.  No Impairment.  The Company will not, by amendment of its Articles of
          -------------
Incorporation, as amended, or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

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     16.  Governing Law.   The provisions and terms of this Warrant shall be
          -------------
governed by and construed in accordance with the internal laws of the State of Delaware.

     17.  Successors and Assigns.  This Warrant shall be binding upon the
          ----------------------
Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns. All of the rights of a holder of this Warrant may only be transferred by the holder to the following:
(i) if holder is a partnership, any partner or retired partner of such Purchaser, (ii) if the holder is an individual, any family member of or trust for the benefit of such holder, (iii) if the holder is a corporation, any shareholder of such holder, (iv) if the holder is a limited liability company, to a member of such holder, or (v) any transferee who acquires at least $500,000 of Series D Preferred; provided, that, such transfer otherwise complies with all applicable state and federal securities laws. For purposes of determining the availability of any rights under this Warrant, all shares of Series D Preferred held or acquired by affiliated persons or persons under common management shall be aggregated together and treated as one such holder.


Dated:  December 31, 1999         DigitalWork.com, Inc.,
                                  A Delaware Corporation


                                  By: __________________________________________
                                  Name:   Craig A. Terrill
Attest:                           Title:  President and Chief Operating Officer

__________________________________

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                                 Subscription


To: ________________________________       Date: _______________________________


     The undersigned hereby subscribes for ______________ shares of Series D Preferred Stock covered by this Warrant. The undersigned hereby represents and warrants to the Company all of the representation and warranties set forth in
Article III of that certain Series D Convertible Preferred Stock Purchase Agreement dated as of December 2, 1999 as though the same were full set forth herein. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Name for Registration

                                        ________________________________________
                                        Mailing Address


                           Net Issue Election Notice


To:_________________________________       Date:________________________________


     The undersigned hereby elects under Section 3(b) to surrender the right to purchase _______ shares of Eligible Preferred Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Name for Registration

                                        ________________________________________
                                        Mailing Address

                                  Assignment


          For value received ____________________________ hereby sells, assigns and transfers unto
________________________________________________________________________.
Please print or typewrite name and address of Assignee ______________________________________________ the within Warrant, and does hereby irrevocably constitute and appoint ______________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:_______________________

                                        ________________________________

In the Presence of:


_____________________________